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EXHIBIT 10(b)

Consent of Independent Accountants

        We consent to the incorporation by reference in the Registration Statement on Form S-4 of Illini Corporation relating to the issuance of securities in the proposed merger of Illinois Community Bancorp into Illini Corporation, of our report, dated February 23, 2001, on the consolidated financial statements of Illini Corporation as of December 31, 2000 and for the year then ended. We also consent to the reference to our firm appearing under the heading "Experts" in the Prospectus.

BKD, LLP
February 4, 2002

Decatur, Illinois

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EXHIBIT 10(b) Consent of Independent Accountants